UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 26, 2005
                        (Date of Earliest Event Reported)

                          CENTURION GOLD HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

            Florida                     000-49810                 65-1129207
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                 12 Main Reef Road, Primrose, South Africa 1401
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: +27(11)873-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Effective as of July 26, 2005, Centurion Gold Holdings, Inc. (the "Company") entered into an agreement with Minmet Plc., a company incorporated in the Republic of Ireland whereby Minmet has agreed to make an offer to acquire all of the capital stock of the Company. Minmet is not affiliated with the Company.

Item 5.02 Departure of Directors; Election of Directors.

      The Company announced that effective September 23, 2005, the following directors had resigned from the Company's Board of Directors:

      Dr. Wynaand Goosen;
      Michael Saner; and
      Bruce Williamson

      As set forth in the letters attached as exhibits hereto, none of such directors resigned as a result of any disagreement with the Company on any matter related to the Company's operations, policies or practices. The Company also announced the appointment of Neven Hendricks and Jannes du Plooy as directors of the Company effective November 1, 2005. The steps have been taken to bring the Company into compliance with the South African Black Economic Empowerment Act.

      Mr. Hendricks became the Chief Executive of Taquanta Group of Companies where he is the Manager of the Specialized Asset Management, Specialized Financial Solutions and Securities Business in March 1999. Taquanta is a division of Nedbank Limited. Prior to Taquanta, he was an Executive Director of Worldwide African Investment Holdings (Pty) Limited and prior to that he was a partner at Deloitte & Touche. He is a member of the South African Institute of Chartered Accountants.

      Mr. Jannes du Plooy has been the CEO of Solution Worx (Pty) Limited, since June 2002. a company he founded that focuses on document output management. Since June 2002, he has also been a director of SAB&T Business Innovations Group
(BIG), which is the largest black accounting and auditing firm in South Africa. Mr. Jannes is a member of the Public Accountants and Auditors Board and the South African Institute of Chartered Accountants.

                           FORWARD-LOOKING STATEMENTS

      This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the companies, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number             Description
--------------             -----------

(a) None
(b) None
(c) Exhibit 99.1        Letter Agreement between the Company and Minmet Plc.
            99.2        Letter regarding resignation of Dr. Wynaand Goosen
            99.3        Letter regarding resignation of Michael Saner
            99.4        Letter regarding resignation of Bruce Williamson


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                         CENTURION GOLD HOLDINGS, INC.


                                         /s/ Andrew Dale Paul
                                         --------------------
                                         Andrew Dale Paul
                                         Chairman and Chief Executive Officer

September 27, 2005